EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Sunrise Holdings Limited (the "Company") for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Sunrise Holdings Limited.

Dated: August 11, 2014	By:	/s/ John Bentivoglio
John Bentivoglio, Chief Executive Officer